                                  EXHIBIT 10.4

                                   SONOMAWEST
                                  HOLDINGS INC

                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") to purchase shares (the "Option Shares") of Common Stock of SonomaWest Holdings, Inc., a California corporation (the "Corporation"):

         Option Number:                     2002-1

         Optionee:                          Roger S. Mertz

         Grant Date:                        07/31/02

         Number of Option Shares:           7,500

         Date Exercisable:                  Immediately Exercisable

         Expiration Date:                   07/30/12

         Exercise Price:                    $7.20 per share

         Type of Option:                    [  ] Incentive Stock Option         [ x ] Non-Statutory Stock Option

         Vesting Schedule: This option may be  exercised  in whole or in part,  in  accordance  with the  following vesting schedule:

                  DATE OF VESTING                      NUMBER OF SHARES                      TOTAL VESTED
                  ---------------                      ----------------                      ------------
                      07/31/02                              7,500                               7,500

         In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

         The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the SonomaWest Holdings, Inc. 2002 Stock Incentive Plan (the "Plan"). The Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A (the "Stock Option Agreement"). Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

         DEFINITIONS. All capitalized terms in this Notice shall have the meanings assigned to them in this Notice or in the attached Stock Option Agreement.


     Dated:  July 31, 2002

SONOMAWEST HOLDINGS, INC.,
a California corporation

By:
   --------------------------------
      Roger S. Mertz
      Chairman of the Board
                                    Name:    Roger S. Mertz
                                    Address: 333 Bush Street, Suite 1700, San
                                             Francisco, CA 95472-2662

ATTACHMENTS

EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS